                                                                    EXHIBIT 10.4

               WAIVER AND FIRST AMENDMENT TO FINANCING AGREEMENT

     THIS WAIVER AND FIRST AMENDMENT TO FINANCING AGREEMENT (this "Waiver and First Amendment") is dated as of the 30/th/ day of December, 1999 among GORGES/QUIK-TO-FIX FOODS, INC. (the "Borrower"), THE CIT GROUP/BUSINESS CREDIT, INC. (the "Agent") and the Lenders parties hereto;

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrower and The CIT Group/Business Credit, Inc., as the Agent and as a Lender, executed and delivered that certain Financing Agreement, dated as of the 5/th/ day of March, 1999 (the "Financing Agreement"); and

     WHEREAS, each of Capital Business Credit, a Division of Capital Factors, Inc., Green Tree Financial Servicing Corporation and IBJ Whitehall Business Credit Corporation became a Lender under the Financing Agreement pursuant to an Assignment and Acceptance Agreement between it and The CIT Group/Business Credit, Inc. dated April 15, 1999;

     WHEREAS, Events of Default has occurred under Sections 7.9, 7.12 and 7.13 of the Financing Agreement for the fiscal quarters ending on or about September 30, 1999 and December 31, 1999 (such Events of Default under such Sections for such fiscal quarters only being the "Existing Defaults"), and the Borrower has requested and the Agent and the Lenders have agreed to a waiver of the Existing Defaults and to an amendment of such Sections, subject to the terms and conditions hereof, including the addition of a new Section 7.18 and an amendment to Section 10.1(e) relating thereto, and certain other amendments, all as set forth herein, subject to the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent and the Required Lenders hereby covenant and agree as follows:

     1.  Definitions.  Unless otherwise specifically defined herein, each term
         -----------
used herein which is defined in the Financing Agreement shall have the meaning assigned to such term in the Financing Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Financing Agreement shall from and after the date hereof refer to the Financing Agreement as amended hereby.

     Waiver of Existing Defaults.  The Existing Defaults hereby are waived by
     ---------------------------
the Agent and the Required Lenders, effective as of the end of the fiscal quarters ending on or about September 30, 1999, and December 31, 1999, but such waivers do not constitute a waiver of any future Event of Default under Sections 7.9, 7.12 or 7.13 as amended by this First Amendment, or of any other Default or Event of Default.

     Amendment to Section 1.1.  Section 1.1 of the Financing Agreement hereby is
     ------------------------
amended by deleting the definition of "Availability" and adding the following definitions of "Availability" and "Collateral Disclosure Certificate":

          Availability shall mean at any time the excess of the sum of (i) the
          ------------
          advance rate amount with respect to Eligible Accounts Receivable as such amount is calculated pursuant to clause (i) of Section 3.1 of this Financing Agreement, and (ii) the advance rate amount with respect to Eligible Finished Goods, Eligible Raw Meat Inventory, and Eligible Supply Inventory as such amounts are calculated pursuant to clause (ii) of Section 3.1 of this Financing Agreement over the sum of
          (x) the outstanding aggregate amount of all Obligations (other than the Term Loans) and (y) the Availability Reserve.

          Collateral Disclosure Certificate shall mean the Collateral Disclosure
          ---------------------------------
          Certificate dated February 10, 1999 and furnished to the Agent.

     Amendment to Section 2.1(k) Section 2.1(k) of the Financing Agreement
     ---------------------------
hereby is amended by deleting it in its entirety and substituting the following therefor:

               (k)  Additional Documents - The Company shall have executed and
                    --------------------
          delivered to the Agent all loan documents necessary to consummate the lending arrangement contemplated between the Company and the Agent and the Lenders, including, without limitation, the Term Notes, the Pledge Agreement, the Trademark Security Agreement, the Collateral Disclosure Certificate and the Guaranty (all such loan documents, including this Financing Agreement and all mortgages, deeds to secure debt and deeds of trust pertaining to the Real Estate, as the same may be amended or otherwise modified from time to time are herein referred to as the "Loan Documents"). The terms of all Loan Documents shall be satisfactory to the Agent and the Lenders in all respects.

     Amendment to Section 2.2(b) Section 2.2(b) of the Financing Agreement
     ---------------------------
hereby is amended by deleting it in its entirety and substituting the following therefor:

                    (b)  Representations and Warranties - The representations
                         ------------------------------
          and warranties contained herein and in the Collateral Disclosure Certificate shall be true and correct in all material respects at the date of each extension of credit, except to the extent they expressly relate to an earlier date or, as to matters disclosed in the Collateral Disclosure Certificate, as otherwise disclosed in writing to the Agent and the Lenders;

     Amendment to Section 7.9.  Section 7.9 of the Financing Agreement hereby is
     ------------------------
amended by deleting it in its entirety and substituting the following therefor:

               Section 7.9  Net Worth.  The Company shall maintain at the end of
                            ---------
          each of the periods below, a Net Worth of not less than:

                       Period                                                   Net Worth
                       ------                                                   ---------
               Fiscal quarter ending on or about March 31, 2000                 39,800,000

               Each fiscal quarter ending on or about June 30, 2000             38,500,000

               Fiscal quarter ending on or about September 30, 2000             38,000,000

               Each fiscal quarter thereafter                                   the sum of the Net
                                                                                Worth required for the
                                                                                preceding fiscal
                                                                                quarter plus $500,000.

     2.   Amendment to Section 7.12.  Section 7.12 of the Financing Agreement
          -------------------------
hereby is amended by deleting it in its entirety and substituting the following therefor:

               Section 7.12  Fixed Charge Coverage Ratio.  The Company shall
                             ---------------------------
maintain at the end of each fiscal period, an Fixed Charge Coverage Ratio of at least:

               Fiscal Period Ending on or about                                 Ratio
               --------------------------------                                 -----
          for the fiscal quarter ending on or about on March 31, 2000 and the immediately preceding two fiscal quarters
                                                                                0.70 to 1.0

          for the fiscal quarter ending on or about on June 30, 2000 and the immediately preceding three fiscal quarters
                                                                                0.80 to 1.0

          for the fiscal quarter ending on or about September 30, 2000 and the immediately preceding four fiscal quarters
                                                                                1.00 to 1.0

          for each fiscal quarter thereafter and the immediately preceding
          four fiscal quarters                                                  1.10 to 1.0


     3.   Amendment to Section 7.13.  Section 7.13 of the Financing Agreement
          -------------------------
hereby is amended by deleting it in its entirety and substituting the following therefor:

               Section 7.13 Leverage Ratio.  The Company shall maintain at the
               ---------------------------
          end of each fiscal quarter ending on or about the dates set forth below a Leverage Ratio of not more than:

                   Period                                           Ratio
                   ------                                           -----
          For each of the fiscal quarters ended on or about

          March 31, 2000, June 30, 2000
          and September 30, 2000                                    2.75 to 1.0

          for each fiscal quarter thereafter,                       2.80 to 1.0

     4.   New Section 7.18.  A new Section 7.18 hereby is added to the Financing
          ----------------
 Agreement, as follows:

               Section 7.18 Minimum Availability. The Company shall maintain at
               ---------------------------------
          all times Availability of not less than $1,500,000; provided, however,
                                                              --------  -------
          that solely for purposes of calculating. Availability pursuant to this
          Section 7.18, Section clause (ii) (y) of Section 3.1 shall be included, but clause (ii)(x) of Section 3.1 shall be disregarded.

     5.   Amendment to Section 10.1(d).  Section 10.1(d) of the Financing
          ----------------------------
Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

          (d) breach by the Company or the Parent of any warranty, representations or covenant contained herein (other than those referred to in sub-paragraphs (e) and (f) below) or in any other written agreement between the Company or the Parent and the Agent and/or the Lenders (including any of the other Loan Documents), provided that such breach by the Company or the Parent of any of the covenants referred in this clause (d) shall not be deemed to be an Event of Default unless and until such breach shall remain unremedied, as determined by the Agent in the exercise of its discretion, for a period of thirty (30) days from the date of such breach; or

     6.   Amendment to Section 10.1(e).  Section 10.1(e) of the Financing
          ----------------------------
Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

               (e) breach by the Company of any covenant contained in any of Sections 3.3 (other than the third sentence thereof), 3.4, 4.3(C), 6.3, 6.4 (other than the first sentence thereof), 7.1, 7.5, 7.6, 7.9 through 7.13 or 7.16 or 7.18.

     7.   Amendment to Section 12.1.  Section 12.1 of the Financing Agreement
          -------------------------
hereby is amended by adding the following new sentence at the end thereof:

          Neither the Agent not any Lender shall be under any obligation to marshal any assets in favor of any of the Company or the Parent or any other Person or against or in payment of any or all of the Obligations.

     8.   Amendment to Section 13.4.  Section 13.4 of the Financing Agreement
          -------------------------
hereby is amended by adding the following new paragraph (c) at the end thereof:

               (c) Promptly after receipt thereof, the Agent shall furnish to each Lender a copy of any written instructions or directions given to it pursuant to paragraph (a) or (b) above.

     9.   Restatement of Representations and Warranties.  The Company hereby
          ---------------------------------------------
restates and renews each and every representation and warranty heretofore made by it in the Financing Agreement and the other Loan Documents as fully as if made on the date hereof (except to the extent they expressly relate to an earlier date) and with specific reference to this Waiver and First Amendment and all other loan documents executed and/or delivered in connection herewith.

     10.  Effect of Amendment.  Except as set forth expressly hereinabove, all
          -------------------
terms of the Financing Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     11.  Reaffirmation; No Novation or Mutual Departure.  The Company expressly
          ----------------------------------------------
acknowledges and agrees that: (i) there has not been, and this Waiver and First Amendment does not constitute or establish, a novation with respect to the Financing Agreement or any of the Loan Documents, or a mutual departure from the strict terms, provisions and conditions thereof, other (x) than the amendments and modifications expressly set forth in Sections 3 through 13, inclusive, hereof and (y) the waiver of the Existing Default pursuant to Section 2 hereof; and (ii) nothing in this Waiver and First Amendment shall affect or limit the Agent's and the Lenders' right to demand payment of liabilities owing from the Company to the Agent and the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Financing Agreement and the other Loan Documents, to exercise any and all rights, powers and remedies under the Financing Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at anytime after the occurrence of a Default or an Event of Default which is not an Existing Default, pursuant to the Financing Agreement or the other Loan Documents.

     12.  Ratification.  The Company hereby restates, ratifies and reaffirms
          ------------
each and every term, covenant and condition set forth in the Financing Agreement and the other Loan Documents effective as of the date hereof.

     13.  Counterparts.  This Waiver and First Amendment may be executed in any
          ------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     14.  Section References.  Section titles and references used in this Waiver
          ------------------
and First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     15.  No Default.  To induce the Agent and the Required Lenders to enter
          ----------
into this Waiver and First Amendment and to continue to make advances pursuant to the Financing Agreement, the Company hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists
(i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Company arising out of or with respect to any of the Loans or other obligations of the Company owed to the Agent and the Lenders under the Financing Agreement.

     16.  Further Assurances.  The Company agrees to take such further actions
          ------------------
as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Company.

     17.  Governing Law.  This Waiver and First Amendment shall be governed by
          -------------
and construed and interpreted in accordance with, the laws of the State of Georgia.

     18.  Conditions Precedent.  This Waiver and First Amendment shall become
          --------------------
effective only upon execution and delivery (i) of this First Amendment by the Company, the Agent and the Required Lenders, and (ii) of the Consent and Reaffirmation of Guarantor at the end hereof by the Parent.

                    CONSENT AND REAFFIRMATION OF GUARANTORS

     The undersigned (i) acknowledges receipt of the foregoing Waiver and First Amendment to Financing Agreement (the "Waiver and First Amendment"), (ii) consents to the execution and delivery of the Waiver and First Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under the Guaranty dated as of March 5, 1999 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Waiver and First Amendment.

                                       GORGES HOLDING CORPORATION, as the Parent
                                                                         (SEAL)

                                       By: _____________________________________
                                           Title:

     IN WITNESS WHEREOF, the Company, the Agent and the Required Lenders have caused this Waiver and First Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                        GORGES/QUIK-TO-FIX FOODS, INC., as the
                                        Company                    (SEAL)

                                        ________________________________________
                                        By: ____________________________________
                                            Title:

                                        THE CIT GROUP/BUSINESS CREDIT, INC., as
                                        Agent and as a Lender      (SEAL)


                                        By: ____________________________________
                                            Title:

                                        CAPITAL BUSINESS CREDIT, INC., A
                                        DIVISION OF CAPITAL FACTORS, INC.,
                                        as a Lender                (SEAL)


                                        By: ____________________________________
                                            Title:


                                        GREEN TREE FINANCIAL SERVICING
                                        CORPORATION, as a Lender   (SEAL)


                                        By: ____________________________________
                                            Title:


                                        IBJ WHITEHALL BUSINESS CREDIT
                                        CORPORATION, as a Lender   (SEAL)


                                        By: ____________________________________
                                            Title:

     IN WITNESS WHEREOF, the Company, the Agent and the Required Lenders have caused this Waiver and First Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                        GORGES/QUIK-TO-FIX FOODS, INC., as the
                                        Company                    (SEAL)


                                        ________________________________________
                                        By: ____________________________________
                                            Title:

                                        THE CIT GROUP/BUSINESS CREDIT, INC., as
                                        Agent and as a Lender      (SEAL)


                                        By: ____________________________________
                                            Title:

                                        CAPITAL BUSINESS CREDIT, INC., A
                                        DIVISION OF CAPITAL FACTORS, INC.,
                                        as a Lender                (SEAL)


                                        By: ____________________________________
                                            Title:


                                        GREEN TREE FINANCIAL SERVICING
                                        CORPORATION, as a Lender   (SEAL)


                                        By: ____________________________________
                                            Title:


                                        IBJ WHITEHALL BUSINESS CREDIT
                                        CORPORATION, as a Lender   (SEAL)


                                        By: ____________________________________
                                            Title: